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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                  May 16, 2003
                        (Date of earliest event reported)

                               VAALCO Energy, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                   0-20928                              76-0274813
 (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
 incorporation or organization)                                                       Identification Number)

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                         4600 Post Oak Place, Suite 309
                              Houston, Texas 77027
          (Address of principal executive offices, including zip code)

                                 (713) 623-0801
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

 Exhibit Number          Title of Document
 --------------          -----------------
     99.1                Press Release Issued May 16, 2003


Item 9. Regulation FD Disclosure

     The following information is being furnished pursuant to Item 12
"Disclosure of Results of Operations and Financial Condition," and is included under this Item 9 in accordance with the procedure guidance in SEC Release No.
33-8216. The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On May 16, 2003, VAALCO Energy, Inc. issued a press release announcing first quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VAALCO Energy, Inc.

May 16, 2003                          By: /s/ W. Russell Scheirman
                                         ---------------------------------------
                                          W. Russell Scheirman
                                          President and Chief Financial Officer

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                                  Exhibit Index

Exhibit Number            Title of Document
--------------            -----------------
   99.1                   Press Release Issued May 16, 2003